SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2007

ESMARK INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-33851	20-8626148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1134 Market Street, Wheeling, WV	26003
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (304) 234-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by Esmark Incorporated (the “Company”) as Amendment No. 1 to the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on January 4, 2008 (the “Original Filing”). The Company is filing this Amendment No. 1 to amend the disclosure reported under Item 4.01 of the Original Filing, which is restated below in its entirety. All disclosure provided in this Amendment No. 1 is as of the date of the Original Filing.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On November 27, 2007, the Company consummated the business combination (the “Combination”) of Wheeling-Pittsburgh Corporation (“WPC”) and Esmark Steel Services Group, Inc. (f/k/a Esmark Incorporated) (“ESSG”). Grant Thornton LLP (“Grant Thornton”) was the independent auditor for ESSG and its subsidiaries. ESSG is considered the accounting acquirer in the Combination and Grant Thornton was considered the Company’s certifying accountant.

On January 3, 2008, the Company appointed Deloitte & Touche LLP (“Deloitte”) to serve as its independent auditor. The appointment was effective January 3, 2008 and will commence with the audit of the Company’s 2007 audited financials. The appointment of Deloitte was made after careful consideration by the Board of Directors, its Audit Committee and management, and concludes an extensive evaluation process. The decision to change auditors was recommended and approved by the Board of Directors of the Company and its Audit Committee.

As a result of the appointment of Deloitte, Grant Thornton was dismissed as the Company’s principal accountant. For each of the years ended December 31, 2006 and 2005, no report on the financial statements of ESSG issued by Grant Thornton contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2006 and 2005 and the interim period preceding the dismissal of Grant Thornton for ESSG, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

Except as previously reported in the Company’s Registration Statement on Form S-4 (File No. 333-142822), there were no reportable events under Item 304(a)(1)(v) of Regulation S-K that occurred during the years ended December 31, 2006 and 2005 and the interim period preceding the dismissal of Grant Thornton for ESSG. The Audit Committee of WPC (now the Audit Committee of the Company) has discussed the reportable events with Grant Thornton and the Company has authorized Grant Thornton to respond fully to the inquiries of a successor auditor.

The Company provided Grant Thornton with a copy of this Current Report on Form 8-K/A and requested that Grant Thornton furnish a letter addressed to the United States Securities and Exchange Commission stating whether it agreed with the above statements made by the Company. A copy of such letter, dated January 18, 2008, is filed as Exhibit 16.1 to this Form 8-K/A, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) The following are filed as Exhibits to this Current Report on Form 8-K/A:

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission, dated January 18, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ESMARK INCORPORATED

By:	/s/ Paul J. Mooney
Paul J. Mooney Executive Vice President and Chief Financial Officer

Dated: January 25, 2008